Cash and cash equivalents and investment securities	6 Months Ended
Jun. 30, 2021
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Cash and cash equivalents and investment securities
15.	Cash and cash equivalents and investment securities

Million US dollar	30 June 2021	31 December 2020

Short-term bank deposits	2 502	3 319
Treasury Bills	—	6 800
Cash and bank accounts	4 287	5 132

Cash and cash equivalents	6 790	15 252

Bank overdrafts	(46)	(5)

	6 744	15 247

The company’s investment in Treasury Bills as at 31 December 2020 was to facilitate liquidity and for capital preservation.
The cash outstanding as at 30 June 2021 includes restricted cash for an amount of 81m US dollar (31 December 2020: 84m US dollar). This restricted cash relates to an outstanding consideration payable to former Anheuser-Busch shareholders that have not yet claimed the proceeds from the 2008 combination (1m US dollar) and amounts deposited on a blocked account in respect to the state aid investigation into the Belgian excess profit ruling system (80m US dollar).

Million US dollar	30 June 2021	31 December 2020

Investment in unquoted companies	120	115
Investment on debt securities	25	22

Non-current investments	146	137

Investment on debt securities	286	396

Current investments	286	396

As at 30 June 2021, current debt securities of 286m US dollar mainly represented investments in government bonds (31 December 2020: 396m US dollar). The company’s investments in such short-term debt securities are primarily to facilitate liquidity and for capital preservation.